UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2022

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way	Parsippany	New Jersey	07054
(Address of principal executive offices)			(Zip Code)

(973) 822-7000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 8, 2022, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards and a periodic review of the Amended and Restated By-laws of Zoetis Inc. (the “Company”), the Board of Directors (the “Board”) of the Company adopted and approved an amendment and restatement of the Company’s Amended and Restated By-laws (as amended and restated, the “Amended By-laws”), effective immediately. The amendments, among other things:
•Enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors made in connection with annual and special meetings of shareholders by, including, without limitation:
◦Adding a requirement that any shareholder submitting a nomination notice make a representation that such shareholder intends to solicit proxies from 67% of the outstanding shares entitled to vote in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that upon request will deliver reasonable evidence of such compliance to the Company no later than five business days prior to the date of the meeting;
◦Clarifying that, unless required by applicable law, if, after such shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act and subsequently (i) notifies the Company that such shareholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees, (ii) fails either to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act, or (iii) fails to provide upon request from the Company documentation reasonably satisfactory to the Company that such shareholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act, then such nomination will be disregarded and no vote on such nominee proposed by such shareholder will occur; and
◦Reserving the color white for the Company’s exclusive use for proxy cards.
•Update the information requirements to capture the full range of economic instruments that may be used to hold shares of the Company’s stock.
The foregoing description of the changes to the Company’s Amended and Restated By-laws as set forth in the Amended By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended By-laws, which is included as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On December 8, 2022, the Company declared a dividend of $0.375 per share for the first quarter of 2023. The dividend will be paid on March 1, 2023, to all holders of record of the Company’s common stock as of the close of business on January 20, 2023.
The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

3.2	Amended and Restated By-laws of Zoetis Inc.
99.1	Press Release issued on December 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

Dated: December 8, 2022	By:	/s/ Heidi C. Chen
Heidi C. Chen
Executive Vice President,
General Counsel and Corporate Secretary